 UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report: April 18, 2017

(Date of earliest event reported)

Enservco Corporation

(Exact name of registrant as specified in its charter)

Delaware	001-36335	84-0811316
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

501 South Cherry Street, Suite 1000

Denver, Colorado 80246

(Address of principal executive offices) (Zip Code)

(303) 333-3678

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01. Regulation FD Disclosure.

On April 18, 2017, Enservco Corporation (“Enservco”) posted to its website a company presentation (the “Presentation Materials”) about Enservco’s operations and performance that management intends to use from time to time. Enservco may use the Presentation Materials, possibly with modifications, in presentations to current and potential investors, lenders, creditors, vendors, customers and others with an interest in Enservco and its business.

The information contained in the Presentation Materials is summary information that should be considered in the context of Enservco’s filings with the Securities and Exchange Commission and other public announcements that Enservco may make by press release or otherwise from time to time. The Presentation Materials speak as of the date of this Current Report on Form 8-K. While Enservco may elect to update the Presentation Materials in the future to reflect events and circumstances occurring or existing after the date of this Current Report on Form 8-K, Enservco specifically disclaims any obligation to do so. The Presentation Materials are furnished as Exhibit 99.1 to this Current Report on Form 8-K and are incorporated herein by reference.

The information in this Current Report on Form 8-K furnished pursuant to Item 7.01, including Exhibit 99.1, shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to liability under that section, and they shall not be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing. By filing this Current Report on Form 8-K and furnishing this information pursuant to Item 7.01, Enservco makes no admission as to the materiality of any information in this Current Report on Form 8-K, including Exhibit 99.1, that is required to be disclosed solely by Regulation FD.

Cautionary Note Regarding Forward-Looking Statements

Some of the matters discussed in the Presentation Materials contain forward-looking statements that involve uncertainties and risks related to expectations for, and sustainability of, a bottom to the downturn and an industry recovery; the Company’s ability to weather the downturn, sustain momentum and to grow as the industry recovers; prospects for continued growth in the Eagle Ford Basin of the United States; expectations that the HydroFLOW® rollout will be successful; and Enservco’s ability to maintain and remain in compliance with its existing loan covenants. Actual results could differ materially from those projected and Enservco cautions readers not to place undue reliance on the forward-looking statements contained in, or made in connection with, the Presentation Materials. Detailed risks are those set forth in Enservco’s annual report on Form 10-K for the year ended December 31, 2016, and subsequently filed documents with the SEC.

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Item 9.01. Financial Statements and Exhibits.

(d) Exhibits:

The following exhibit is furnished with this Current Report on Form 8-K:

Exhibit No.	Description

99.1	Slideshow Presentation dated April 2017.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ENSERVCO CORPORATION

Date: April 18, 2017.	By:	/s/ Rick D. Kasch
Rick D. Kasch
Chief Executive Officer

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EXHIBIT INDEX

Exhibit No.	Description

99.1	Slideshow Presentation dated April 2017.

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